EXHIBIT 23-A.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in Amendment No. 2 to the Form S-4 Registration Statement and related Prospectus, pertaining to Applied Intelligent Systems, Inc. (AISI), of our report dated September 26, 1997 and to all references to our firm included in or made a part of this Registration Statement and related Prospectus.


                                       ARTHUR ANDERSEN LLP


Ann Arbor, Michigan,
  November 18, 1997